New Energy Corporation

            (Exact name of registrant as specified in its charter)

                 Utah                      333-38936          87-0653434
              - -----------------------------------------------------------
            (State of               (Commission        (I.R.S. Employer
            Organization)           File Number)    Identification No.)

                       4735 Clairemont Square Suite 321
	         San Diego, CA 92117

    (Address of Principal Executive Offices, including zip code)

                           (858) 824 6512
        (Registrant's telephone number, including area code)

                       Tor Ewald, Secretary/Treasurer
                      4735 Clairemont Square Suite 321
	      San Diego, CA 92117

       (Telephone number, including area code, of agent for service)

                           With a Copy to:

                         UBETIGOLF, INC.
                        1108 Brookhaven Drive,
                        Kaysville, Utah 84037

  (Former Name and/or Former Address, if Changed Since Last Report)


ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

Pursuant to a Stock Exchange Agreement (the "Exchange Agreement")
The Company acquired 100% of the  issued  and  outstanding  common  shares of a
California Corporation named New Energy Corporation in consideration of 1,667,000 common shares of the Company on November 18, 2001. The Company changed  its
name   to New Energy      Corporation and     its business    direction    to encompass
alternative renewable energy.


The Company transferred it's golf software asset  to the previous president of the
Company in consideration for the return of 5,000,000 common shares to the
      authorized unissued capital stock of the Company. The   total common shares
      issued and outstanding after the transfer of the golf software asset and the acquisition of New Energy Corporation was 3,279,500 common shares. The shareholders  thereafter authorized a 6 for 1 forward-split of the issued and
      outstanding    common shares of the Company resulting in a total of 19,677,000 common shares issued and outstanding.


The following  table  sets  forth  information  regarding   the   Beneficial ownership
of the shares of the Common Stock(the  only  class  of  shares previously issued by the Company) at November 18.  2001  by  (i)  each person known by the Company to  be  the beneficial owner of more than five percent (5%) of the  Company's outstanding  shares of Common Stock, and (ii) all  directors  and executive officers of the Company as a group, prior to  and  upon closing of the Share Exchange
Agreement. Each person named in the table  has sole voting and investment power with respect  to  all shares  shown  as beneficially owned by such person  and  can be contacted at the address of the Company.

Beneficial Holdings of Owners of 5% or more the Company's common stock:

Title of           Name/Address                          Shares                       Percentage
Class                   of Owner                               Beneficially               Ownership
                                                                             Owned

Common     Tor Ewald (1)                               16,002,000                  81.3%
                     4735 Clairemont Square
                     Suite 321
                     San Diego, CA 92117
                     Facsimile:  (760) 635-3392


Common      Total ownership of                     16,002,000                  81.3.%
                      owners of 5% or more

(1) Concurrent with the share exchange agreement, Mr. Ewald purchased 6,000,000 post split shares from the former President -
      Burke T. Maxfield.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to a Share Exchange Agreement, the Company acquired 100% of the common stock of New Energy Corporation.

Item 3. Bankruptcy or Receivership
- ----------------------------------

Item 3 is Not Applicable.

Item 4. Changes in Registrant's Certifying Accountant
-----------------------------------------------------

As of the date of this filing there has been no change of accountant.

ITEM 5.   OTHER

Item 6. Resignations of Registrant's Directors
- ----------------------------------------------

On  November 18, 2001 the  Board of  Directors  accepted  the resignation of Mr. Burke T. Maxfield as President and Director. The Board then
appointed Mr. Ewald as a Director and as Secretary  /   Treasurer    effective
immediately.

On November 18, 2001 the board of Directors appointed Mr. John
McDonald as President and as a Director effective immediately.

On November 18, 2001      the Board of    Directors      appointed     Mr. Matt
Rogers as a Director and a Vice       President of the   Corporation effective
immediately.


On  November 18, 2001, the Company effectuated a 6 for 1 forward
Split of its common stock.

ITEM 7.   FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL
                        INFORMATION   AND EXHIBITS

Audited financial statements as well as Pro Forma financial information will be reflected on an amended form 8-k on or before February 1, 2002.



                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.



                           New Energy Corporation


                           By: /s/ Tor Ewald
                           --------------------------------
                                 Tor Ewald, Secretary

                           Date: December 3, 2001











Exhibit-2

ACQUISITION AGREEMENT

This Acquisition Agreement (this "Agreement") dated as of November 18, 2001 is hereby entered into by and between UBETIGOLF, INC., a Utah corporation
("UBIG" or the "Buyer") on behalf of its   shareholders,    and      NEW ENERGY
 CORPORATION, a California corporation ("NEC" or the "Seller") on behalf of its shareholders.

The parties wish to provide for NEC's sale of the Shares (as defined below) to UBIG and UBIG's purchase of the Shares from NEC on the terms and conditions of this Agreement.

The parties agree as follows:

1.	The acquisition:

1.1          Purchase and sale subject to the terms and conditions of this Agreement at the Closing (as defined below) to be held as provided in Section 2 hereof, NEC shall sell the Shares to UBIG, and UBIG shall purchase the
                Shares from NEC free and clear of all encumbrances.

1.2        Purchase Price.  The Buyer will exchange one million six hundred sixty-
             seven thousand (1,667,000) newly issued shares of its restricted common stock representing 50.8% of the issued and outstanding shares of the Buyer for 100% of the outstanding capital stock or ownership of NEC (the "Shares").
             It is anticipated that this transaction will be a nontaxable event under Section
             368 of the Internal Revenue Code and that if not, the tax will be paid by the shareholders of NEC.

2.        The Closing.

2.1      Place and Time.  The   closing   of   the   sale   and   purchase   of the Shares
           (the "Closing") shall take place at the offices of Meyer & Connolly LLP, 3151
           Airway Avenue, Suite M-2, Costa Mesa, California 92626-4607, no later than the close of business  (Pacific  Standard time) on November 18, 2001, or at
           such time that  the   transfer    agent and registrar can deliver the certificates
           evidencing stock ownership of the Buyer as per this Agreement.

2.2     Deliveries by NEC.  At the Closing NEC shall deliver the following to UBIG:

          (a)  Certificates representing the Shares, duly endorsed for transfer to UBIG and accompanied by any applicable stock transfer tax stamps; NEC shall cause UBIG to change those certificates for, and to deliver to UBIG at the
                  Closing, a certificate representing the Shares registered in the name of
                  UBIG (without any legend or other reference to any encumbrance).

         (b)   The documents contemplated by Section 3 herein.

         (c)    All other documents, instruments and writings required by this Agreement to be delivered by NEC at the Closing and any other documents or records relating to NEC's business reasonably requested by UBIG in connection with this Agreement.

2.3     Deliveries by UBIG.  At the Closing UBIG shall deliver the following to NEC:

          (a)  The shares as contemplated by Section 1 hereof.
          (b)  The documents contemplated by Section 4 hereof.

           (c) All other documents, instruments    and    writings    required by  this
                 Agreement to be delivered by UBIG at the Closing.

3.        Conditions to UBIG's Obligations.  The obligations of UBIG to effect the
           Closing shall be subject to the satisfaction at or prior to the Closing of the following conditions, any one or more of which may be waived by UBIG:

           Representations, Warranties and Agreements.

           (a)   The representations and warranties of NEC set forth in this
                   Agreement shall be true and complete in all material respects as of the Closing as though made at such time.

           (b) NEC shall have performed and complied in all material respects with the agreements contained in this Agreement required to be performed and complied with by it at or prior to the Closing.

           (c) UBIG shall have received a certificate to that effect signed by an authorized representative of NEC.

3.2     Resignations of Directors.  All directors of UBIG, and its subsidiaries, whose resignations shall have been requested by UBIG before the Closing shall have submitted their resignations or been removed effective as of the Closing.

4.       Conditions to NEC's Obligations.  The obligations of NEC to effect the
           Closing shall be subject to the satisfaction at or prior to the Closing of the following conditions, any one or more which may be waived by NEC:

           Representations, Warranties and Agreements. The representations and warranties

           (a) The representations and warranties of UBIG set forth in this Agreement shall be true and complete in all material respects as of the Closing as though made at such time.

            (b) UBIG shall have performed and complied in all material respects with the agreements contained in this Agreement required to be performed and complied with by it at or prior to the Closing.

            (c) NEC shall have received a certificate to that effect signed by an authorized representative of UBIG.

5.	Representations and Warranties of NEC.  NEC represents and
                 warrants to UBIG that, to the knowledge of NEC (which limitation shal
                 l not apply to Section 5.3), and except as set forth in the Disclosure Letter:

5.1	Organization of NEC; Authorization.  NEC is a corporation duly organized, validly existing and in good standing under the laws of
                 California with full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder.  The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action of NEC and this Agreement constitutes a valid and binding obligation of NEC, enforceable against it in accordance with its terms.

5.2	Conflict as to NEC.  Neither the execution and delivery of this Agreement nor the performance of UBIG's obligations hereunder will (a) violate any provision of the certificate of incorporation or by-laws of NEC, or (b) violate any statute or law or any judgment, decree, order, regulation or rule of any court or other governmental body applicable to NEC.

5.3	Ownership of Shares.  The delivery of certificates to UBIG and the payment to NEC will result in UBIG's immediate acquisition of record and beneficial ownership of the Shares, free and clear of all encumbrances.  There are no outstanding options, rights, conversion rights, agreements or commitments of any kind relating to the issuance, sale or transfer of any equity securities or other securities of NEC.

5.4	Title to Properties.  Either NEC or one of its subsidiaries owns all the material properties and assets that they purport to own (real, personal and mixed, tangible and intangible), including, without limitation, all the material properties and asset reflected in the balance sheet.

5.5	Buildings, Plants and Equipment.  The buildings, plants, structures and material items of equipment and other personal property owned or leased by NEC, or its subsidiaries are, in all respects material to the business or financial condition of NEC, and its subsidiaries, taken as a whole, in good operating condition and repair (ordinary wear and tear excepted) and are adequate in all such respects for the purposes for which they are being used.

5.6	Absence of Certain Changes.  Since the date of the balance sheet, neither
                NEC nor any of its subsidiaries has:

               (a) suffered the damage or destruction of any of its properties or assets
                     (whether or not covered by insurance) which is materially adverse to the business or financial condition of NEC and its subsidiaries, taken as a whole, or made any disposition of any of its material properties or assets other than in the ordinary course of business;

          :     (b) made any change or amendment in its certificate of incorporation or by-laws, or other governing instruments;

               (c) issued or sold any equity securities or other securities, acquired,, directly or indirectly, by redemption or otherwise, any such equity securities, reclassified, split-up or otherwise changed any such
                     Equity Security, or granted or entered into any options, warrants, calls or commitments of any kind with respect thereto;

              (d) paid, discharged or satisfied any material claim, liability or obligation (absolute, accrued, contingent or otherwise), other than in the ordinary course of business;

               (e)  prepaid any material obligation having a maturity of more than ninety (90) days from the date such obligation was issued or incurred; or

                 (f) cancelled any material debts or waived any material claims or rights, except in the ordinary course of business.

5.7	No Material Adverse Change.  Since the date of the balance sheet, there has not been any material adverse change in the business or financial condition of NEC and its subsidiaries taken as a whole other than changes resulting from economic conditions prevailing in the United States.

5.8	Brokers or Finders.  NEC has not employed any broker or finder or incurred any liability for any brokerage or finder's fees or commissions or similar payments in connection with the sale of the Shares to UBIG.

5.9	Transactions with Directors and Officers.  NEC and its subsidiaries to not engage in business with any person (other than NEC) in which any of NEC's directors or officers has a material equity interest.  No director or officer of NEC owns any property, asset or right which is material to the business of NEC and its subsidiaries, taken as a whole.

6.	Representations and Warranties of UBIG.  UBIG represents and warrants to NEC as follows:

6.1	Organization of UBIG; Authorization.  UBIG is a corporation duly organized, validly existing and in good standing under the laws of Utah with full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder.  The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action of UBIG and this Agreement constitutes a valid and binding obligation of UBIG, enforceable against it in accordance with its terms.

6.2	Brokers or Finders.  UBIG has not employed any broker or finder or incurred any liability for any brokerage or finder's fees or commissions or similar payments in connection with any of the transactions contemplated hereby.

6.3	Purchase for Investment.  UBIG is purchasing the shares solely for its own account for the purpose of investment and not with a view to, or for sale in connection with, any distribution of any portion thereof in violation of any applicable securities law.

6.4	Conflict as to UBIG.  Neither the execution and delivery of this Agreement nor the performance of UBIG's obligations hereunder will (a) violate any provision of the certificate of incorporation or by-laws of UBIG, or (b) violate any statute or law or any judgment, decree, order, regulation or rule of any court or other governmental body applicable to UBIG.

6.5	UBIG is a publicly-traded company which trades on the OTC:BB.  UBIG has properly filed all documentation with the Securities and Exchange Commission
                ("SEC"), National Association of Securities Dealers ("NASD") or other applicable bodies necessary to become and remain a publicly-traded company.

6.6	There are no pending or threatened legal or regulatory claims, demands or liabilities of any kind or nature against UBIG, or any of its subsidiaries.

6.7	UBIG has filed all federal, state and local income or other tax returns as required by law, and has paid all taxes which are due, and has no tax delinquencies of any kind whatsoever.

6.8	There are currently one million six hundred twelve thousand five hundred
                (1,612,500) shares issued an outstanding in UBIG.  The shares, when issued were properly distributed under applicable securities laws, and UBIG has taken no action to cause said stock to lose its current trading status.  There are no warrants, option agreements or pending subscription agreements whereby
                UBIG is obligated to issue any additional stock to any person.

6.9          Upon closing, NEC's shareholders will receive a controlling interest in and complete management control over UBIG by virtue of their stock ownership, and there are no shareholder rights or agreements, or other legal impediments to the transfer of management control of UBIG.

7.	Access and Reporting; Filings with Governmental Authorities.

7.1	Access.  Between the date of this Agreement and the Closing, NEC shall, and shall cause NEC to, (a) give UBIG and its authorized representative reasonable access to all plants, offices, warehouse and other facilities and properties of NEC and its subsidiaries and to the books and records of NEC and its subsidiaries,
                (b) permit UBIG to make inspections thereof, and (c) cause its officers and its advisors to furnish UBIG with such financial and operating date and other information with respect to the business and properties of NEC and its subsidiaries and to discuss with UBIG and its authorized representatives the affairs of NEC and its subsidiaries, all as UBIG may from time to time reasonably request.

7.2	Exclusivity.  From the date hereof until the earlier of the Closing or the termination of this Agreement, NEC shall not solicit or negotiate or enter into any agreement with any other person with respect to or in furtherance of any proposal for a merger or business combination involving, or acquisition of any interest in, or (except in the ordinary course of business) sale of assets by NEC except for the acquisition of the Shares by UBIG.

7.3	Publicity.  Between the date of this Agreement and the Closing, NEC and UBIG shall, and NEC and UBIG shall cause UBIG to, discuss and coordinate with respect to any public filing or announcement or any internal or private announcement (including any general announcement to employees)
                concerning the contemplated transaction.

7.4	Confidentiality.  Prior to the Closing (or an any time if the Closing does not occur)
                UBIG shall keep confidential and not disclose to any person (other than its employees, attorneys, accountants and advisors) or use (except in connection with the transactions contemplated hereby) all non-public information obtained by UBIG pursuant to Section 7.1.  Following the Closing, NEC shall keep confidential and not disclose to any person (other than its employees, attorneys, accountants and advisors) or use (except in connection with preparing tax returns and conducting proceeds relating to taxes) any nonpublic information relating to
                UBIG and its subsidiaries.  This Section 7.4 shall not be violated by disclosure pursuant to court order or as otherwise required by law, on condition that notice of the requirement for such disclosure is given the other party prior to making any disclosure and the party subject to such requirement cooperates as the other
                may reasonably requires in resisting it.  If the Closing does         not occur, UBIG
                shall return to NEC, or destroy, all information it shall have received from NEC or in connection with this Agreement and the transactions contemplated hereby, together with any copies or summaries thereof or extracts therefrom.  NEC and
                UBIG shall use their best efforts to cause their respective representatives, employees, attorneys, accounts and advisors to whom information is disclosed pursuant to Article 7 to comply with the provisions of this Section 7.4.

8.      Conduct of NEC's Business Prior to the Closing.

8.1     Operation in Ordinary Course.  Between the date of this Agreement and the Closing,
           NEC shall cause NEC and its subsidiaries to conduct their businesses in all material respects in the ordinary course.

8.2     Business Organization.  Between the date of this Agreement and the Closing, NEC shall cause NEC and its subsidiaries to conduct their businesses in all material respects in the ordinary course.

8.3     Corporate Organization.  Between the date of this Agreement and the Closing, NEC shall use its reasonable efforts, and shall cause NEC and each of its subsidiaries to use its respective reasonable efforts, to (a) preserve substantially intact the business organization of NEC and each of its subsidiaries and keep available the services of the present officers and employees of NEC and each of its subsidiaries, and (b) preserve in all material respects the present business relationships and good will of NEC and each of its subsidiaries not to:

          (a)   issue, sell or otherwise dispose of any of its equity securities, or create, sell or otherwise dispose of any options, rights, conversion rights or other agreements or commitments of any kind relating to the issuance, sale or disposition of any of its equity securities;

          (b)   sell or otherwise dispose of any of its equity securities of NEC or any of its subsidiaries, or create or suffer to be created any encumbrances thereon, or create, sell or otherwise dispose of any options, rights, conversion rights or other agreements or commitments of any kind relating to the sale or disposition of any equity securities of NEC or any of its subsidiaries;

         (c)   reclassify, split up or otherwise change any of its equity securities;

         (d)   be party to any merger, consolidation or other business combination;

         (e)   sell, lease, license or otherwise dispose of any of its properties or assets
         (including, but not limited to rights with respect to patents and registered trademarks and copyrights or other proprietary rights), in an amount which is material to the business or financial condition of NEC and its subsidiaries, taken as a whole, except in the ordinary course of business.

              Survival of Representations and Warranties; Indemnification.

9.1     Survival.  No representation or warranty contained in this Agreement or in any certificate or document delivered pursuant hereto shall survive the Closing, except for those contained in Sections 5.1, 5.2, 5.3 (only as to NEC), 5.10, 6.1, 6.2, 6.3 and
          6.4 (the "Surviving Representations and Warranties").

9.2     Indemnification by NEC.  NEC shall indemnify and hold harmless UBIG and shall reimburse UBIG for, any loss, liability, damage or expense (including reasonable attorneys' fees) (collectively, "Damages") arising from or in connection with (a) any inaccuracy in any of the Surviving Representations and Warranties of NEC in this
           Agreement or (b) any failure by NEC to perform or comply with any agreement in this Agreement.

9.3     Indemnification by UBIG.  UBIG shall indemnify and hold harmless NEC, and shall reimburse NEC for, any Damages arising from or in connection with (a)
          any inaccuracy in any of the Surviving Representations and Warranties of UBIG
          in this Agreement, (b) any failure by UBIG to perform or comply with any agreement in this Agreement, except that after the Closing no claim shall be made with respect to the failure to perform or comply with any agreement required to have been performed or complied with prior to the Closing, and (c) any payments made by NEC after the
          Closing pursuant to any guaranty by NEC of any obligation of UBIG shall use its best efforts to obtain NEC's release from any such guaranties.

10.     Termination.

10.1    Termination.  This Agreement may be terminated before the Closing occurs only as follows:

        (a)  By written agreement of NEC and UBIG at any time.

        (b)  By NEC, by notice to UBIG at any time, if one or more of the conditions specified in
                Section 4 is not satisfied at the time at which the Closing (as it may be deferred pursuant to Section 2.1) would otherwise occur or if satisfaction of such a condition is or becomes impossible.

        (c)  By UBIG, by notice to NEC at any time, if one or more of the conditions specified in Section
                3 is not satisfied at the time at which the Closing (as it may be deferred pursuant to Section 2.1), would otherwise occur or if satisfaction of such a condition is or becomes impossible.

        (d)  By UBIG or NEC by notice to the other at any time after November 18, 2001.

10.2    Effect of Termination.  If this Agreement is terminated pursuant to Section 10.1(a), this
            Agreement shall terminate without any liability or further obligation of any party to another.

11.     Notices.  All notices, consents, assignments and other communications under this
           Agreement shall be in writing and shall be deemed to have been duly given when (a)
           hand-delivered, (b) sent by facsimile (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or (c) received by the delivery service (receipt requested), in each case to the appropriate addresses and facsimile numbers as set forth below (or to such other addresses or facsimile number as a party may designate as to itself by notice to the other parties).

11.1    If to NEC:                   Mr. Tor Ewald, Secretary
                                                New Energy Corporation
                                                4735 Clairemont Square, Suite 321
                                                San Diego, CA 92117
                                                Facsimile:  (760) 635-3392

11.2    If to UBIG:                 c/o Meyer & Connolly LLP
                                                3151 Airway Avenue
                                                Suite M-2
                                                Costa Mesa, California 92626-4607,


12.	Miscellaneous.

12.1    Expenses.  Each party shall bear its own expenses incident to the preparation, negotiation, execution and delivery of this Agreement and the performance of its obligations hereunder.

12.2    Captions.  The captions in this Agreement are for convenience of reference only and shall not be given any effect in the interpretation of this Agreement.

12.3    No Waiver.  The failure of a party to insist upon strict adherence to any term of this
            Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.  Any waiver must be in writing.

12.4    Exclusive Agreement; Amendment.  This Agreement supersedes all prior agreements among the parties with respect to its subject matter and is intended (with the documents referred to herein) as a complete and exclusive statement of the terms of the agreement among the parties with respect thereto and cannot be changed or terminated verbally.

12.5    Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be considered an original, but all of which together shall constitute the same instrument.

12.6    Governing Law.  This Agreement and (unless otherwise provided) all amendments hereof and waivers and consents hereunder shall be governed by the internal law of the State of Utah, without regard to the conflicts of law principles thereof.

12.7    Binding Effect.  This Agreement shall inure to the beneficiary of and be binding upon the parties hereto and their respective successors and assigns, provided that neither party may assign its rights hereunder without the consent of the other except that UBIG may assign its rights (but not its obligations) under this Agreement to its wholly-owned subsidiary without the consent of NEC, provided that, after the Closing, no consent of NEC shall be needed in connection with any merger or consolidation of UBIG with or into another entity.





          UBETIGOLF, INC.                              New Energy Corporation



              By: Burke T. Maxfield                        By:    Tor Ewald
                    ----------------------                             --------------------
              Its:  President                                   Its:  Secretary/Treasurer




















  Exhibit 3.1

          CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION


                                                UBETIGOLF, INC.
                                               --------------------------
                                                     Name of Corporation

I, the undersigned, Tor Ewald, do hereby certify

That the board of directors of UBETIGOLF, INC. ("the company") at a meeting duly convened and held on the 18th day of November 2001, adopted a resolution to amend the original articles as follows:

	Article I is hereby amended to read as follows:

	The name of the Corporation is as follows:

	New Energy Corporation

The number of shares of the Company's common stock outstanding and entitled to vote on an amendment to the Articles of Incorporation was 19,677,000. The change and amendment was adopted by a majority vote on the 18th day of November 2001 by the Company's shareholders.


             -------------------------------------------
             Tor Ewald, Secretary/Treasurer